                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                      FORM 8-K
                                   CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


                                   June 15, 1998
                  -----------------------------------------------
                  Date of Report (Date of earliest event reported)


                                    CANMAX INC.
               -----------------------------------------------------
               Exact Name of Registrant as Specified in its Charter)


                  Wyoming                0-22636              75-2461665
             ---------------         --------------      -------------------
             (State or Other          (Commission        (IRS Employer
             Jurisdiction of          File Number)       Identification No.)
                                     Incorporation)


              150 West Carpenter Freeway
              Irving, Texas                                   75039
              ----------------------------------------      ----------
              (Address of Principal Executive Offices)      (Zip Code)


                                   (972) 541-1600
                ---------------------------------------------------
                (Registrant's Telephone Number, Including Area Code)


            -------------------------------------------------------------
            (Former Name or Former Address, If Changed Since Last Report)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On January 30, 1998, Canmax Inc., a Wyoming corporation (the "Company"), acquired USCommunication Services, Inc., a Delaware corporation ("USC"), pursuant to the terms of an Agreement and Plan of Merger dated as of January 30, 1998 (the "Merger Agreement"). Pursuant to the Merger Agreement, the former shareholders of USC received an aggregate of 1.5 million shares of common stock, no par value per share, of the Company ("Common Shares"), and warrants to acquire 2.5 million Common Shares at exercise prices of $1.25 - $2.00 per share (collectively, the "Merger Consideration"). Pursuant to the terms of the Merger Agreement, James C. Bernet, the former President of USC, executed an Employment Contract pursuant to which he received warrants to acquire 2.0 million Common Shares at exercise prices of $2.00 - $3.00 per share (the "Employment Warrants"). Mr. Bernet and John Melideo also joined the Board of Directors of the Company in connection with the Merger Agreement.

     On June 15, 1998, the Company and the former shareholders of USC (the "USC Shareholders") agreed to rescind the Merger Agreement and executed a Rescission Agreement providing for (a) Company's delivery of all of the common stock of USC to the USC Shareholders, (b) the USC Shareholders' return of the Merger Consideration to the Company, (c) the termination of all agreements executed in connection with the Merger Agreement, including without limitation, the Employment Contract (and Employment Warrants), the Escrow Agreement and the Non-Competition Agreement with Mr. Bernet, and (d) the repayment of amounts advanced by the Company to USC (approximately $725,000), which indebtedness is secured by a lien on all of the assets of USC. Following the execution of the Rescission Agreement, Mr. Bernet and Mr. Melideo resigned from the
Company's Board of Directors.

     The USC Shareholders consist of Delia O'Donnell, the wife of Mr. Bernet, and Alan Anderson, the trustee of the voting trust established for the benefit of the former shareholders of USC. At the time of the execution of the Rescission Agreement, Mr. Bernet was an executive officer and a director of the Company.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (b)  PRO FORMA FINANCIAL INFORMATION.

     The unaudited pro forma financial information relative to the rescission is included on pages F-1 to F-5.

     (c)  EXHIBITS.

          Exhibit No.   Document Description

             10.1 Rescission Agreement dated June 15, 1998 among Canmax Inc., Canmax Telecom, Inc., James C. Bernet, Delia O'Donnell and Alan Anderson, as Trustee (filed as
                        Exhibit 10.1 to Canmax's Quarterly Report on Form 10-Q for the period ended April 30, 1998).

             10.2 Restated Promissory Note dated June 15, 1998 from USCommunication Services, Inc. to Canmax Telecom, Inc.*

             10.3 Security Agreement dated June 15, 1998 from USCommunication Services, Inc. for the benefit of Canmax Telecom, Inc.*

             10.4 Guaranty dated June 15, 1998 executed by Delia O'Donnell for the benefit of Canmax Telecom, Inc.*

             10.5 Guaranty dated June 15, 1998 executed by Alan Anderson, Trustee, for the benefit of Canmax Telecom, Inc.*

             10.6 Pledge Agreement executed by Delia O'Donnell and Alan Anderson, as Trustee, for the benefit of Canmax Telecom, Inc.*

             10.7 Guaranty dated June 15, 1998 executed by James C. Bernet for the benefit of Canmax Telecom, Inc.*


----------------
*    Filed herewith

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CANMAX INC.


DATE: June 30, 1998                    By: /s/ Roger D. Bryant
                                          -----------------------------------
                                       Roger D. Bryant
                                       President and
                                       Chief Executive Officer

                             INDEX TO
                    PRO FORMA FINANCIAL INFORMATION

PRO FORMA BALANCE SHEET AS OF APRIL 30, 1998 ............................ F-2

PRO FORMA STATEMENT OF OPERATION FOR THE
  FISCAL YEAR ENDED OCTOBER 31, 1997 .................................... F-4

PRO FORMA STATEMENT OF OPERATION FOR
  THE SIX MONTHS ENDED APRIL 30, 1998 ................................... F-5


                      PRO FORMA FINANCIAL INFORMATION

     The following unaudited pro forma balance sheet as of April 30, 1998 gives effect to the disposition of the assets described above as if the transaction had occurred on that date. The disposition was effected pursuant to the terms of the Rescission Agreement dated June 15, 1998, which rescinded the Company's January 30, 1998 acquisition of USC. Pursuant to the Rescission Agreement, the former shareholders of USC were returned all of the outstanding shares of USC, and the Company was returned all of the consideration issued in the acquisition (consisting of 1.5 million shares of common stock and warrants to acquire an additional 2.5 million shares). In addition, USC executed a restated promissory note in the approximate amount of $725,000 to restate and consolidate inter-company advances previously made to USC by the Company, which note remained outstanding following the rescission. The following unaudited pro forma statement of operations for the six months ended April 30, 1998 gives effect to the disposition of assets as though it had occurred on November 1, 1997, while the unaudited pro forma statement of operations for the fiscal year ended October 31, 1997 gives effect to the disposition as though it had occurred on November 1, 1996.

     The unaudited pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable under the circumstances. The unaudited pro forma financial information reports are not intended to represent what the Company's financial position or results of operations would have actually been if the disposition had occurred on the referenced dates or project the Company's financial position or results of operation as of a future date or period. The unaudited pro forma financial information should be read in conjunction with the Company's financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 1997 and Quarterly Reports on Form 10-Q for the periods ended January 31, 1998 and April 30, 1998.

                          CANMAX INC. AND SUBSIDIARIES
                                  BALANCE SHEET
                                 APRIL 30, 1998
                                   (UNAUDITED)

                                                                           Pro forma             Pro forma
                                                         Historical       Adjustments(1)        as adjusted
                                                         ----------       --------------        -----------
ASSETS

Current Assets:
         Cash                                           $   114,083        $   (77,079)         $    37,004
         Accounts receivable, net                         2,134,052         (1,060,429)           1,073,623
         Inventory                                           72,460             (6,460)              66,000
         Prepaid expenses and other                         201,960            (45,867)             156,093
                                                        -----------        -----------          -----------
Total current assets                                      2,522,555         (1,189,835)           1,332,720

Property and equipment at cost                            4,284,179           (495,013)           3,789,166
Accumulated depreciation and amortization                (3,128,098)            57,517           (3,070,581)
                                                        -----------        -----------          -----------
Property and equipment at cost - Net                      1,156,081           (437,496)             718,585

Capitalized software costs                                1,650,269                  -            1,650,269
Accumulated amortization                                   (954,979)                 -             (954,979)
                                                        -----------        -----------          -----------
Capitalized software costs - Net                            695,290                  -              695,290

Intellectual property rights                                670,173                  -              670,173
Accumulated amortization                                   (647,951)                 -             (647,951)
                                                        -----------        -----------          -----------
Intellectual property rights - Net                           22,222                  -               22,222

Goodwill                                                  3,425,742         (3,425,742)                   -
Accumulated amortization                                   (171,287)           171,287                    -
                                                        -----------        -----------          -----------
Goodwill - Net                                            3,254,455         (3,254,455)                   -

Notes Receivable                                                                752,431             752,431
Allowance for doubtful accounts                                                (752,431)           (752,431)
Other Assets                                                 91,217             154,282             245,499
                                                        -----------        -----------          -----------
Total Assets                                              7,741,820         (4,727,504)           3,014,316

(1) Pro forma adjustments to reflect disposition of USCommunication Services, Inc. pursuant to the terms of the Rescission Agreement dated as of June 15, 1998.

                          CANMAX INC. AND SUBSIDIARIES
                                 BALANCE SHEET
                                 APRIL 30, 1998
                                  (UNAUDITED)

                                                                           Pro forma          Pro forma
                                                        Historical       Adjustments(1)       as adjusted
                                                       ------------      --------------       -----------
LIABILITIES AND SHAREHOLDERS EQUITY

Current liabilities:
         Notes payable                                 $    152,754       $   (152,754)       $          -
         Convertible debentures                           1,200,000                              1,200,000
         Accounts payable                                   743,750           (370,862)            372,888
         Accrued liabilities                              1,444,236         (1,036,493)            407,743
         Deferred revenue                                   210,958             (1,934)            209,024
         Current portion of lease obligation                 83,739                                 83,739
         Current portion of long-term debt                   35,195                                 35,195
         Advance from shareholder                                 -                                      -
                                                       ------------       ------------        ------------
                 Total current liabilities                3,870,632         (1,562,043)          2,308,589

Lease Obligations                                           171,259                  -             171,259
Long-term debt                                               33,688                  -              33,688

Shareholders' equity:

         Common stock, no par value,
         44,169100 shares authorized
         8,111,805 shares issued in historical
         6,611,005 shares issued in pro forma            25,938,131         (2,647,398)         23,290,733

                                                       ------------       ------------        ------------
         Accumulated deficit                            (22,271,890)          (518,063)        (22,789,953)

                 Total shareholders' equity               3,666,241         (3,165,461)            500,780

                                                       ------------       ------------        ------------
                                                          7,741,820         (4,727,504)          3,014,316

(1) Pro forma adjustments to reflect disposition of USCommunication Services, Inc. pursuant to the terms of the Rescission Agreement dated as of June 15, 1998.

                                       CANMAX INC. AND SUBSIDIARIES
                                         Statement of Operations
                                       Year ended October 31, 1997
                                               (UNAUDITED)

                                                     ---------------       Pro forma          Pro forma
                                                     Historical (1)       Adjustments(2)     as adjusted
                                                     ---------------    -----------------------------------
Revenues:
         Software licenses and product revenue          $ 1,924,897        $         -         $ 1,924,897
         Development                                      8,704,338                  -           8,704,338
         Service Agreements                               2,106,988                  -           2,106,988
         Telecommunication                                  719,705           (719,705)                  -
                                                     ---------------    ----------------    ---------------
                                                         13,455,928           (719,705)         12,736,223

Costs and expenses:
         Costs of software licenses and product
                 revenue                                    772,502                  -             772,502
         Cost of development revenues                     4,564,441                  -           4,564,441
         Cost of telecommunication revenue                  545,699           (545,699)                  -
         Customer service                                 2,254,986                  -           2,254,986
         Product development                                614,503                  -             614,503
         General and administrative                       4,839,049         (1,025,782)          3,813,267
         Sales and marketing                                832,316           (223,871)            608,445
         Interest and financing costs, net                   28,374             (7,626)             20,748
                 Total costs and expenses                14,451,870         (1,802,978)         12,648,892
                                                     ---------------    ----------------    ---------------
Net income (loss)                                          (995,942)        (1,083,273)             87,331

Net income (loss) per common and common
         equivalent share
                                                             (0.136)                                 0.015

Weighted average common and common
         equivalent shares outstanding                    7,327,262         (1,500,000)          5,827,262

(1) Historical amounts reflect the pro forma effect of the acquisition of USCommunication Services, Inc. on January 30, 1998, as "previously reported" (as defined in Rule 12b-2 of the Securities Act of 1934, as amended) in the Company's Form 8-K/A dated January 30, 1998 and filed on April 15, 1998.

(2) Pro forma adjustments to reflect disposition of USCommunication Services, Inc. pursuant to the terms of the Rescission Agreement dated as of June 15, 1998.

                                       CANMAX INC. AND SUBSIDIARIES
                                         Statement of Operations
                                      6 months ending April 30, 1998
                                               (UNAUDITED)

                                                                           Pro forma          Pro forma
                                                       Historical         Adjustments(1)     as adjusted
                                                     ---------------    -----------------------------------
Revenues:

         Software licenses and product revenue         $    286,097        $         -        $    286,097
         Development                                      1,788,143                  -           1,788,143
         Service Agreements                               1,316,723                  -           1,316,723
         Telecommunication                                1,430,857         (1,430,857)                  -
                                                     ---------------    -----------------------------------
                                                          4,821,820         (1,430,857)          3,390,963

Costs and expenses:
         Costs of software licenses and product
                 revenue                                    230,413                  -             230,413
         Cost of development revenues                       882,784                  -             882,784
         Cost of telecommunication revenue                1,655,494         (1,655,494)                 -
         Customer service                                 1,025,331                  -           1,025,331
         Product development                                206,785                  -             206,785
         General and administrative                       1,656,908                  -           1,656,908
         Sales and marketing                                309,998                  -             309,998
         Bad debt expense(2)                                                   752,431             752,431
         Interest and financing costs, net                   55,199             (9,731)             45,468
                                                     ---------------    ----------------    ---------------
                 Total costs and expenses                 6,022,912           (912,794)          5,110,118
                                                     ---------------    ----------------    ---------------
Net income (loss)                                        (1,201,092)          (518,063)         (1,719,155)

Net income (loss) per common and common
         equivalent share
                                                             (0.148)                                (0.260)

Weighted average common and common
         equivalent shares outstanding                    8,111,005         (1,500,000)          6,611,005

(1) Pro forma adjustments to reflect disposition of USCommunication Services, Inc. pursuant to the terms of the Rescission Agreement dated as of June 15, 1998.

(2) Reflects the allowance for doubtful accounts established in connection with the cash and advances made to USCommunication Service, Inc. and represented by the Restated Promissory Note dated June 15, 1998.

                                 EXHIBIT INDEX


          Exhibit No.   Document Description

             10.1 Rescission Agreement dated June 15, 1998 among Canmax Inc., Canmax Telecom, Inc., James C. Bernet, Delia O'Donnell and Alan Anderson, as Trustee (filed as
                        Exhibit 10.1 to Canmax's Quarterly Report on Form 10-Q for the period ended April 30, 1998).

             10.2 Restated Promissory Note dated June 15, 1998 from USCommunication Services, Inc. to Canmax Telecom, Inc.*

             10.3 Security Agreement dated June 15, 1998 from USCommunication Services, Inc. for the benefit of Canmax Telecom, Inc.*

             10.4 Guaranty dated June 15, 1998 executed by Delia O'Donnell for the benefit of Canmax Telecom, Inc.*

             10.5 Guaranty dated June 15, 1998 executed by Alan Anderson, Trustee, for the benefit of Canmax Telecom, Inc.*

             10.6 Pledge Agreement executed by Delia O'Donnell and Alan Anderson, as Trustee, for the benefit of Canmax Telecom, Inc.*

             10.7 Guaranty dated June 15, 1998 executed by James C. Bernet for the benefit of Canmax Telecom, Inc.*


----------------
*    Filed herewith